UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2010

Lions Gate Lighting Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-52401	47-0930829
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

405 Lexington Avenue
26th Floor, Suite 2640
New York, NY 10174
(Address of principal executive offices) (zip code)

212-907-6492
 (Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Copies to:
Louis A. Brilleman, Esq.
110 Wall Street, 11th Floor
New York, New York 10005
Phone: (212) 709-8210
Fax: (212) 943-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Preliminary Note

The purpose of this amendment is to file two agreements that were omitted as exhibits from the original Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

To be filed by amendment to this Current Report within 75 days from the closing date of the transaction.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits

Exhibit Number	Description

2.1	Articles of Merger*

10.5
Stock Purchase Agreement dated July 20, 2010 by and among Corposa, S.A. de C.V., Marpesca, S.A. de C.V., Holshyrna ehf, Vilhelm Mar Gudmundsson, Robert Gudfinnsson, Baja Aqua Farms, S.A. de C.V., Oceanic Enterprises, Inc. and Lions Gate Lighting Corp.

10.6	Option Agreement, dated July 20, 2010, by and among Baja Aqua-Farms, S.A. de C.V., Lions Gate Lighting Corp., Corposa, S.A. de C.V. and Holshyrna, ehf

99.1	Press release dated July 22, 2010*

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIONS GATE LIGHTING CORP.

July 29, 2010	By:	/s/ Daniel G. Zang
Chief Financial Officer